Exhibit 99.1

Exhibit 99.1

Proteostasis Therapeutics, Inc. (Nasdaq: PTI)

Investor Presentation December 2016

Safe Harbor and Disclaimer

To the extent that statements in this presentation are not historical facts, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “expect,” “anticipate,” “estimate,” “intend,” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. Examples of forward-looking statements made in this presentation include, without limitation, statements regarding the status of, and our expected timelines for, our ongoing and expected pre-clinical and clinical development programs. Forward-looking statements made in this presentation involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements, and we therefore cannot assure you that our plans, intentions, expectations or strategies will be attained or achieved. Such risks and uncertainties include, without limitation, uncertainties inherent in the execution and completion of clinical trials, in the timing of availability of trial data, in the actions of regulatory agencies, and those set forth in our Form 10-Q for the quarter ended September 30, 2016, and our other SEC filings. We assume no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

This presentation also contains estimates and other statistical data made by independent parties and by us relating to, among other items, disease incidence, market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of risk and uncertainty. New risks emerge from time to time, and neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such date after the date of this presentation. By attending or receiving this presentation you acknowledge you are solely responsible for your own assessment of the market and our market position and that you will conduct your own analysis and are solely responsible for forming your own view of the potential future performance of our business. The trademarks included in this presentation are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the Company or its securities.

Investment Highlights

Proprietary platform to develop novel therapeutics for diseases caused by dysfunctional protein processing

Initial focus on increasing CFTR activity in patients with CF

Developing a novel class of CFTR modulators (amplifiers) that increase CFTR protein levels

- Significantly increase the activity of correctors and potentiators in standard HBE cell assays—No safety or tolerability issues noted in initial Phase I studies to date

Developing proprietary triple combination therapy including PTI-428 for the treatment of CF—cellular assays suggest full restoration of CFTR activity

Additional upside from Astellas collaboration for other protein processing diseases

Q3 16 Ending cash of $100M after successful follow-on financing

# Key Updates Post-NACFC

- PTI-428 CFTR Amplifier Advancing to POC
  - Completed dosing of SAD up to 300 mg in healthy volunteers
  - Completed dosing of MAD cohorts up to 150 mg in healthy volunteers
  - Completed dosing of SAD up to 100mg in CF subjects
  - Demonstrated dose proportional increase in exposure across all dose levels
  - Showed comparable PK in healthy volunteers and CF subjects
  - No safety concerns observed to date
  - POC study on target to be initiated in December
  - Expanded scope of clinical footprint, increased number of sites actively recruiting to 13 with additional 2 sites in the queue

- PTI Corrector (PTI-801) and Potentiator (PTI-808)
  - IND submissions for novel corrector PTI-801 and novel potentiator PTI-808 planned for Q1 2017

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PROTEOSTASIS THERAPEUTICS, INC.

# Q4 2016 Pipeline

| | Discovery | Preclinical Development | Clinical Development | Collaborators | Highlights |
|---|---|---|---|---|---|
| *Cystic Fibrosis* | PTI-428 (Amplifier) | | | | Topline $FEV_1$ data on track for Q1 2017 |
| | PTI-801 (Corrector) | | | | PTI-NC-733 is comprised of PTI-428 + PTI-801 + PTI-808 |
| | PTI-808 (Potentiator) | | | | INDs for PTI-801 and PTI-808 targeted to be submitted in Q1 2017 |
| *Protein Conformational Diseases* | UPR* Modulators | | | astellas Leading Light for Life | Eligible to receive up to $400M in milestones via Astellas collaboration |

** UPR: Unfolded Protein Response*

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PROTEOSTASIS THERAPEUTICS, INC.

# PTI-428 Amplifier May Serve as the Lynchpin of CFTR Modulator Combination Therapy Approaches

**CFTR Chloride Channel**


POTENTIATORS
PTI-808
IVA
CORRECTORS
PTI-801
LUMA
VX-661
AMPLIFIERS
PTI-428
POTENTIATOR
CORRECTOR
AMPLIFIER
Golgi
ER lumen
Ribosome
mRNA
SRP
SRP receptor
Translocon
CFTR protein
Endoplasmic reticulum
Cell nucleus
Potentiators act by increasing the opening time of the CFTR channel, resulting in higher ion flow.
Correctors are thought to facilitate the maturation of mutated CFTR protein, leading to improved transport of the CFTR protein to the apical membrane.
Amplifiers selectively increase the amount of immature CFTR protein in the cell, providing additional substrate for correctors, potentiators, and other modulators to act upon.

- Amplifiers act early in CFTR biosynthesis and are designed to increase the amount of protein available for later acting modulators, such as correctors and potentiators

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PROTEOSTASIS THERAPEUTICS, INC.

Significant Unrealized Efficacy in CF Patients

Approximate % CF Population (U.S. & Canada)

Unrealized Efficacy

%Predicted FEV1 Absolute Improvement

10%

Kalydeco

Orkambi

47% F508del Homozygotes 39% F508del Heterozygotes 12% Gating Conductance & Processing Stop Codon Mutation Synthesis Mutation Mutation Mutations

# PTI-428 and PTI-NC-733 May Provide Optimal Risk Benefit Profile for the Majority of the CF Population



Approximate % CF Population (U.S. & Canada)
%Predicted FEV1 Absolute Improvement
10%
5%
10%
47% F508del Homozygotes
39% F508del Heterozygotes
12%
Gating Mutation
Conductance & Synthesis Mutations
Processing Mutation
Stop Codon Mutation
Target for PTI-NC-733
Predicted PTI-428 + Orkambi or Kalydeco
Kalydeco
Orkambi

NB: PTI-428, PTI-NC-733 projection of $FEV_1$ values based on actual *in vitro* efficacy data

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PROTEOSTASIS THERAPEUTICS, INC.

# PTI, Vertex And Galapagos In the Hunt for a Triple Combo Pill


1H 2016
2H 2016
1H 2017
2H 2017
1H 2018
2H 2018
pti
PTI-428 POC results
PTI-801 & 808 P1 results
PTI-801, 808, PTI-NC-733 POC starts
PTI-801,808, PTI-NC-733 POC results
Galápagos
GLPG222 corr. P1 results
GLPG1837 and '2451 pot. P2 results
Dual combo P1 results
Triple combo P1 results
Triple combo P2 results
Nivalis THERAPEUTICS
cavosonstat + Orkambi P2 results
cavosonstat + Kalydeco P2 results
cavosonstat P3 results
ProQR
QR-010 P1b results
QR-010 P1 POC results
QR-010 P2 results
VERTEX
Triple combo P1 results
VX-661/iva P3 results
VX-152/661/iva VX-440/661 iva P2 results
VX-661 NDA filing
VX-659/VX-661/iva P2 results
VX-661+ivacaftor approval
Publicly disclosed guidance
Failed or to be abandoned
Assumptions
Triple combo data

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PROTEOSTASIS THERAPEUTICS, INC.

In Vitro Efficacy Data of Vertex CFTR Modulators Seem to Predict Clinical Efficacy



R² = 0.7419
% Predicted FEV₁ (Absolute Improvement)
24%
22%
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
-2%
-4%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
110%
120%
Ussing Activity (% normal CFTR)
PTI-NC-733(F/F)
PTI-NC-733(G)
extrapolated correlation
iva/VX-661/VX-152 (F/F)
iva (G)
iva/luma/PTI-428 (F/F)
iva/VX-661/VX-152 (F)
PTI-801/PTI-808 (F/F)
iva/VX-661 (F/F)
iva (R)
iva/luma/PTI-428 (F)
VX-661(F/F)
iva/luma (F/F)
iva (F/ F)
iva/luma (F)
luma (F/F)
iva = ivacaftor
luma = lumacaftor
(G) = G551D
(R) = R117H
(F/F) = F508del homozygote
(F) = F508del heterozygote
= Published FEV₁ data
= Projected FEV₁ data

NB: PTI-428, PTI-801, PTI-808, (PTI-NC-733) projection of FEV_1 values based on actual *in vitro* efficacy data

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PROTEOSTASIS THERAPEUTICS, INC.

Measurement of CFTR Protein Activity In Vitro is Highly Correlated with Clinical Efficacy

Severity of CF progression is measured by FEV1 (forced expiratory volume in one second) in patients

CFTR modulators are evaluated in Ussing Chamber Assay

Potentiators and correctors show a strong correlation between their effect in vitro measured by the Ussing Chamber Assay and lung function improvement

FEV1 is industry-standard efficacy endpoint in CF clinical trials Rate of FEV1 decline correlates with life expectancy and is predictive of mortality

In vitro CFTR protein activity is measured in human bronchial epithelial (HBE) cells derived from the lungs of CF patients

Ussing Chamber Assay invented in 1946 and well-established in CF basic research

In vitro activity of CFTR protein expressed as 50% of normal CFTR function correlates with an absolute FEV1 improvement of approximately 10% observed in clinical trials

In Vitro Efficacy Data Suggests Amplifier Improves CFTR Therapy by Addressing Corrector/Potentiator Substrate Limitation

Clinical Efficacy In Vitro Effect Genotype

Chloride Transport

%Predicted FEV1

Nonsense allele ~no F508del CFTR

30 25

18 20 15 9 10

Amplifier

5 1 0 vehicle Orkambi Orkambi +

4% PTI-428

3%

2%

1%

0.3%

0%

Orkambi

F508del F508del

30

24 25 20 13 15 10

Amplifier

5 2 0 vehicle Orkambi Orkambi

+

4% PTI-428 3% 3%

2%

1%

0%

Orkambi

Chloride Transport

%Predicted FEV1

PTI-428 Improves the Efficiency of Translation and Increases the Amount of Newly Synthesized CFTR Protein

CFTR translation begins

mRNA

Ribosome

Signal sequence (SS) emerges to guide the Signal translational machinery to the ER membrane sequence Translation is paused

RNC Amplifier improves the ability of SS to target the                ER membrane and reduces mRNA decay

CFTR translation resumes

SRP

SRP Receptor

ER Membrane

ER Lumen

Translocon CFTR Protein

PTI-428 Has Been Shown to Increase CFTR Activity in HBE Cells Across All CF Mutation Classes

HBE cells derived from the lungs of CF patients can be cultured and tested for CFTR function measured by chloride current in an Ussing Chamber Assay

Experimental approach well validated by CF research community and industry, including Vertex Pharmaceuticals In vitro studies currently demonstrate that PTI-428 increases the amount of unfolded CFTR protein Additional substrate for correctors and potentiators to act upon leads to improved CFTR protein activity

CFTR Genotype Genotype Class PTI-428

Wild type Wild-Type

F508del/F508del II/II

G542X/F508del I/II

R117H/F508del IV/II

G551D/F508del III/II

G542X/G542X I/I

3849 + 10kbC>T/N1303K V/II

PTI-428 Has Been Shown to Increase the Efficacy of CFTR Modulators in Genotypes with at Least One F508del Allele

Class Defect HBE Genotype Tested

In vitro increase in ion flow from PTI-428 combinations*

* PTI-428 added to indicated compound(s)

I III IV II

Stop Codon Gating Conductance Processing Mutation Mutation Mutation Mutation

Faulty channel Protein translation Misfolded protein fails to Abnormal regulation conductance slows ion prematurely stopped reach surface of ion flow flow

G542X/F508del F508del/F508del G551D/F508del R117H/F508del

Class I/II Class II/II Class III/II Class IV/II

250%

190%

200%

150%

100%

100%

50%

0% ivacaftor ivacaftor

+ + lumacaftorlumacaftor + PTI-428

184% 200%

160%

120% 100% 80% 40%

0% ivacaftor ivacaftor

+ + lumacaftor lumacaftor + PTI-428

200%

160% 160%

100% 120%

80%

40%

0% ivacaftor ivacaftor + PTI-428

250% 193%

200%

150%

100% 100%

50%

0% ivacaftor ivacaftor + PTI-428

R117H/F508del-CFTR protein activity (% of ivacaftor)

G551D/F508del-CFTR protein activity (% of ivacaftor)

F508del-CFTR protein activity (% of lumacaftor + ivacaftor)

G542X/F508del-CFTR protein activity (% of lumacaftor + ivacaftor)

PTI-428 Has Been Shown to Increase the Efficacy of CFTR Modulators in Genotypes without a F508del Allele

Class I Mutation 0% 100% 200% 300% 400% 500% 100% 206% 236% 442%

G542X/G542X-CFTR protein activity chloride ion flow (% of vehicle)

Vehicle PTI-428 NB124 NB124+PTI-428

3849+10KBC>T/ N1303K-CFTR protein activity chloride ion flow (% of vehicle)

0% 100% 200% 300% 400% 500% 100%

131% 200% 265%

Vehicle PTI-428 PTI-428 ivacaftor ivacaftor+

PTI-428 has shown to improve the effect of additional CF disease modifying drugs such as stop codon read-through compounds in vitro suggesting possible therapeutic applications in Class I and Class V CFTR genotypes

PTI-428 Upregulates Synthesis and Function of CFTR in

Normal Cells

The activity of PTI-428 can also be seen on normal CFTR in HBEs and leads to:

- Increased amount of normal CFTR mRNA

- Increased CFTR chloride transport activity as measured in Ussing Chamber Assay

Correctors do not modulate normal CFTR function

PTI-428 increases normal CFTR mRNA both in vitro and in human subjects

CFTR mRNA

200% 160% 120% 80% 40%

0% vehicle PTI-428

CFTR Function

150% 120% 90% 60% 30%

0% vehicle PTI-428Normal CFTR Chloride Transport Activity (% vehicle)

CFTR mRNA Levels (% vehicle)

# Measurement of CFTR mRNA and Protein Developed as a Clinical Biomarker

### Clinical Biomarker Development

**Biomarker Discovery**
~1.5-2 fold CFTR mRNA and protein increase with PTI-428 in both normal and CF patient HBE cells

**Biomarker Development**
CFTR mRNA and protein expression measurable in nasal epithelial cells of rats, monkeys, NHV, and CF patients

**Biomarker Implementation**
CFTR mRNA and protein expression measured in nasal epithelial cells with PTI-428 in phase 1 NHV and CF subjects

### Nasal Brushing Protocol


X3

1. ASI Rhino-Pro Curettes
2. Repeat brushing motion at least 3 times
3. Place in pre-prepared lysis buffer
4. Repeat with the other nostril
5. Retain the tip of curettes in the same Eppendorf tube
6. Store at -80°C immediately and ship to analysis lab on dry ice

- Amplifiers are the only known CFTR modulators that lead to an increase in immature CFTR protein that results in an increase in mRNA. Thus, a clinical biomarker was designed to detect an increase in CFTR mRNA and protein.
- Nasal brush biomarker is noninvasive technique to sample the respiratory epithelium

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PROTEOSTASIS THERAPEUTICS, INC.

Persistent Increase in CFTR mRNA Observed in Nasal Epithelium After 90 Days of Dosing with PTI-428

C F T R /A c tin R Q

Monkey Nasal Epithelium Normalized

CFTR mRNA Levels

2 .5

2 .0

1 .5

1 .0

0 .5

0 .0

Vehicle 2.5mpk 5mpk 10mpk90 days of consecutive oral once a day dosing

Dose levels are 0, 2.5 mg/kg, 5 mg/kg, 10 mg/kg

32 monkeys total (16 male and 16 female monkeys); 8 per group

Necropsy at 24 hours post last dose

Changes in CFTR mRNA 24hr post dosing

PTI-428 Phase 1 Trials Update

PTI-428-01 CF Patients

Dosing in SAD completed

MAD Cohorts rolled into Orkambi POC arms

Safety Review Committee has not identified any safety concerns based on reviews of adverse events, vital signs, ECG, chemistry and hematology lab values

13 sites currently active in sites across North America and Canada

Orkambi subjects to initiate screening in Q4

PTI-428-02 Healthy Volunteers

SAD and MAD arms completed up to 300mg and 150mg, respectively

Safety Review Committee has not identified any safety concerns based on reviews of adverse events, vital signs, ECG, chemistry and hematology lab values

Exploratory biomarker nasal CFTR mRNA and protein data confirms approximately a 2-fold increase in CFTR mRNA and protein observed in subjects where PTI-428 achieved a threshold concentration

Preliminary PK data show dose-proportionality and support once daily dosing

Pharmacokinetic Data from Healthy Volunteers Shows Dose Proportionality

Day 1 PK Profile of Single Dose Cohorts Day 7 PK Profile of Multiple Dose Cohorts

300 mg 100 mg 30 mg 10 mg

Dose—Cmax

3500

3000

2500

(ng/mL) 2000

1500

Cmax 1000 500

0

0 50 100 150 200

Dose (mg)

70000 Dose—AUC(0-24)

60000

50000

(ng/mL*h) 40000

24) 30000

-

20000

AUC(0 10000 0

0 50 100 150 200

Dose (mg)

T  1/2 ~ 14-15 hours

Concentration (ng/ml) cmax (ng/ml)

0.1 10 100 1 1000 1E+04 0 20 40 60 80 1 2 3 4 cohort Time (h) 21

PK Profile in CF Subjects Mirrors the PK Profile in Healthy Volunteers

Concentration (ng/ml) 0 20 40 60 80 100 0 8 16 24 Time(h) SAD PK in Subjects with CF vs HV CF Cohort 1 HV Cohort 1 Healthy Volunteer Cystic Fibrosis Cohort Subjects Subjects

Cmax AUC0-24 Cmax AUC0-24

(ng/ml) (h?ng/mL) (ng/ml) (h?ng/mL) 73.9 1270 10 mg 76.6 1220

289 4580

30 mg 203 3880

944 16000

100 mg Ongoing Ongoing

2520 45800

300 mg N/A N/A

Nasal Epithelia Sample Processing For Biomarker Quantification

Real Time PCR Assay ELISA Assay mRNA Quantification Protein Quantification

Nasal mucosa sample

PTI approach to biomarker measurement allows for combined analysis of CFTR mRNA and total protein changes in subjects

Timing of Nasal CFTR mRNA Response Mirrored PK Profile in 100 mg SAD

0 8hr 24hr 48hr 72hr Time after Dosing

0 relative CFTR mRNA biomarker results over time placebo PTI-428 10 mg PTI-428 100 mg

PTI-428 3 100 mg Single Dose PK

0 8hr 24hr 48hr 72hr

0 mg

0 500 1000 1500 fasted fed concentration (ng/ml) An increase in mRNA up to 1.5x considered within the noise of the assay

PK Profiles Suggest 20 mg or 50 mg MAD May Not Reach Therapeutic Threshold

PTI-428 Concentration vs Time in PTI-428-02 Study

20mg (MAD-Cohort 4, D7) 50mg (MAD-Cohort 2, D7) 100mg (SAD-Cohort 3, D1) 0 12 24 36 48 60 72 time (h) 0 300 600 900 1200 1500 *Two outliers (1 MAD 20 mg, 1 MAD 50mg) were removed from analysis

An increase in mRNA up to 1.5x considered within the noise of the assay

Mean concentration (ng/ml)

# PTI-801 and PTI-808 On Track for IND Submissions Q1 17

**PTI-801 (corrector)**

- Linear PK profile established in dog and rat
- GLP tox studies complete
- Estimated safety margin >20x
- DDI potential low based on *in vitro* profiling

**PTI-808 (potentiator)**

- Linear PK profile established in dog and rat
- GLP tox studies complete
- Estimated safety margin >20x
- DDI potential comparable to ivacaftor based on *in vitro* profiling

Initial feasibility study supports co-formulation of PTI-428, PTI-801 and PTI-808

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PROTEOSTASIS THERAPEUTICS, INC.

PTI-NC-733 Restores F508del-CFTR Function to Approximately 100% of Normal CFTR Levels

PTI-NC-733 is a novel combination of

PTI-Amplifier (PTI-428)

PTI-Corrector (PTI-801)

PTI-Potentiator (PTI-808)

PTI-801 and PTI-808 discovered through an in house phenotypic screen utilizing an amplifier tool compound

By achieving almost 100% of normal

CFTR levels, PTI-NC-733 may translate into a more clinically meaningful benefit to a broader set of mutation classes than current or developmental therapies

F508del-CFTR protein activity chloride ion flow

(%wt)

140%

113% 120%

100%

80%

60% 55% 48%

40% 33%

20%

0%

ivacaftor PTI-808 ivacaftor PTI-NC-733

+ + + (PTI-808 lumacaftor PTI-801 lumacaftor +

+ PTI-801 PTI-428 + PTI-428)

Unique Features of PTI CF Product Candidates Allow for Differentiated Clinical Development Strategy

Limited availability and eligibility of CF patients for investigational clinical trials can negatively impact study duration and costs

Differentiated profile of PTI drug candidates allows for a unique clinical development strategy that could circumvent potential pitfalls faced by other investigational drugs

Approximately 1 out of 2 CF patients are eligible for approved disease modifying drugs (Orkambi, Kalydeco) in the US and thus not likely to participate in clinical trials that require treatment suspension

Approximately 1 out of 6 patients are being targeted by currently ongoing clinical studies in the US

PTI-428

Phase 1 study will be performed in CF patients on as-come basis regardless of CFTR genotype

Proof-of-concept and dose-ranging studies will be conducted in patients already on standard of care (Orkambi, Kalydeco) and all patients will receive marketed drugs

PTI-NC-733 (PTI-428/PTI-801/PTI-808)

The combination of the corrector and potentiator in PTI-NC-733 has demonstrated superior in vitro efficacy compared to the combination of lumacaftor and ivacaftor

# PTI-NC-733 Proof-of-Concept Study Targeted to Start 2H 2017 and Topline Data in 1H 2018


2017
2018
2019
J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N D
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
PTI-801 FIH
PTI-808 FIH
SAD/MAD
PTI-801 DRF/PoC
PTI-808 DRF/PoC
PTI-NC-733 PoC
PTI-NC-733 Ph3
Phase 3 Expansion

Parallel trials testing safety of single drug candidates PTI-801 and PTI-808

- Phase 1 (SAD, MAD-POC cohorts) clinical trials planned for 1H 2017

Parallel testing of dual and triple combinations in dose-ranging and proof-of-concept* studies

- PTI-801 and Orkambi in Orkambi eligible CF patients
- PTI-808 and PTI-428 in potentiator responsive CF patients
- PTI-NC-733 in CF patients with at least one F508del allele

Phase 3 study with all PTI-NC-733 components

* Pending positive Phase 1 data

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PROTEOSTASIS THERAPEUTICS, INC.

Key Upcoming Milestones

Q4 2016: PTI-428 Proof-of-concept study initiated in CF patients

Q1 2017: PTI-428 Topline proof-of-concept data as measured by FEV1

Q1 2017: PTI-801 and PTI-808 IND Submissions

1H 2017: PTI-801 and PTI-808 Phase 1 Topline data

2H 2017: PTI-801, PTI-808 and PTI-NC-733 Phase 2 initiation*

1H 2018: PTI-801, 808 and PTI-NC-733 Phase 2 Topline data

* If PTI-428 Phase 1 trial is successful